Exhibit No. (24)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, (with full power to act alone), his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for his, and in his name, place and stead, in any and all capacities, to sign Halyard Health, Inc.’s Registration Statement on Form S-4 (the “Registration Statement”) with respect to Halyard Health, Inc.’s offer to exchange $250,000,000 aggregate principal amount of 6.25% Senior Notes due 2022, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for all $250,000,000 aggregate principal amount of outstanding unregistered 6.25% Senior Notes due 2022, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other registration statement for the same offering pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand effective this 14th day of July, 2015.

/s/ John P. Byrnes
John P. Byrnes

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, (with full power to act alone), her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for her, and in her name, place and stead, in any and all capacities, to sign Halyard Health, Inc.’s Registration Statement on Form S-4 (the “Registration Statement”) with respect to Halyard Health, Inc.’s offer to exchange $250,000,000 aggregate principal amount of 6.25% Senior Notes due 2022, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for all $250,000,000 aggregate principal amount of outstanding unregistered 6.25% Senior Notes due 2022, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other registration statement for the same offering pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, in and about the premises, as full to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand effective this 16th day of July, 2015.

/s/ Dr. Julie Shimer
Dr. Julie Shimer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, (with full power to act alone), his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for his, and in his name, place and stead, in any and all capacities, to sign Halyard Health, Inc.’s Registration Statement on Form S-4 (the “Registration Statement”) with respect to Halyard Health, Inc.’s offer to exchange $250,000,000 aggregate principal amount of 6.25% Senior Notes due 2022, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for all $250,000,000 aggregate principal amount of outstanding unregistered 6.25% Senior Notes due 2022, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other registration statement for the same offering pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand effective this 13th day of July, 2015.

/s/ Ronald W. Dollens
Ronald W. Dollens

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, (with full power to act alone), her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for her, and in her name, place and stead, in any and all capacities, to sign Halyard Health, Inc.’s Registration Statement on Form S-4 (the “Registration Statement”) with respect to Halyard Health, Inc.’s offer to exchange $250,000,000 aggregate principal amount of 6.25% Senior Notes due 2022, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for all $250,000,000 aggregate principal amount of outstanding unregistered 6.25% Senior Notes due 2022, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other registration statement for the same offering pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, in and about the premises, as full to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand effective this 17th day of July, 2015.

/s/ Heidi K. Fields
Heidi K. Fields

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, (with full power to act alone), his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for his, and in his name, place and stead, in any and all capacities, to sign Halyard Health, Inc.’s Registration Statement on Form S-4 (the “Registration Statement”) with respect to Halyard Health, Inc.’s offer to exchange $250,000,000 aggregate principal amount of 6.25% Senior Notes due 2022, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for all $250,000,000 aggregate principal amount of outstanding unregistered 6.25% Senior Notes due 2022, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other registration statement for the same offering pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand effective this 13th day of July, 2015.

/s/ Patrick J. O’Leary
Patrick J. O’Leary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, (with full power to act alone), her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for her, and in her name, place and stead, in any and all capacities, to sign Halyard Health, Inc.’s Registration Statement on Form S-4 (the “Registration Statement”) with respect to Halyard Health, Inc.’s offer to exchange $250,000,000 aggregate principal amount of 6.25% Senior Notes due 2022, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for all $250,000,000 aggregate principal amount of outstanding unregistered 6.25% Senior Notes due 2022, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other registration statement for the same offering pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, in and about the premises, as full to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand effective this 13th day of July, 2015.

/s/ Maria Sainz
Maria Sainz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, (with full power to act alone), his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for his, and in his name, place and stead, in any and all capacities, to sign Halyard Health, Inc.’s Registration Statement on Form S-4 (the “Registration Statement”) with respect to Halyard Health, Inc.’s offer to exchange $250,000,000 aggregate principal amount of 6.25% Senior Notes due 2022, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for all $250,000,000 aggregate principal amount of outstanding unregistered 6.25% Senior Notes due 2022, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other registration statement for the same offering pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand effective this 13th day of July, 2015.

/s/ Gary D. Blackford
Gary D. Blackford